UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2021

HORIZON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39465	98-1545465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 200 Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)

(203) 298-5300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	HZAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 14, 2021, Horizon Acquisition Corporation (“Horizon”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 55,083,962 ordinary shares held of record as of September 7, 2021, the record date for the General Meeting, were present in person or by proxy, representing approximately 81% of the voting power of Horizon’s ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. Following the General Meeting, Horizon held a special meeting of its public warrant holders (the “Warrant Holders Meeting”), at which holders of 13,150,333 public warrants held of record, as of September 7, 2021, the record date for the Warrant Holders Meeting, were present in person or by proxy, representing approximately 72.5% of the voting power of Horizon’s public warrants as of the record date for the Warrant Holders Meeting, and constituting a quorum for the transaction of business.

The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Horizon, which was filed with the Securities and Exchange Commission (the “SEC”) on September 24, 2021 (the “Proxy Statement”). A summary of the voting results at the General Meeting and the Warrant Holders Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Merger Proposal, the Organizational Documents Proposals, and the NYSE Proposal (each as defined in the Proxy Statement). As there were sufficient votes to approve these proposals, the Adjournment Proposal (as defined in the Proxy Statement) was not presented to shareholders.

The public warrant holders approved the Warrant Amendment Proposal (as defined in the Proxy Statement). The holders of Horizon’s private warrants held of record, as of September 7, 2021, the record date for the Warrant Holders Meeting, approved the Warrant Amendment Proposal by written consent. As there were sufficient votes to approve this proposal, the Warrant Holders Adjournment Proposal (as defined in the Proxy Statement) was not presented to shareholders.

The voting results for each proposal at the General Meeting were as follows:

The Business Combination Proposal

For	Against	Abstain
52,553,291	2,498,567	32,104

The Merger Proposal

For	Against	Abstain
52,553,291	2,498,567	32,104

The Organizational Documents Proposal A

For	Against	Abstain
50,889,552	4,160,586	33,854

The Organizational Documents Proposal B

For	Against	Abstain
52,553,285	2,498,573	32,104

The Organizational Documents Proposal C

For	Against	Abstain
50,887,652	4,161,116	35,194

The Organizational Documents Proposal D

For	Against	Abstain
52,552,735	2,499,123	32,104

The Organizational Documents Proposal E

For	Against	Abstain
52,553,285	2,498,573	32,104

The NYSE Proposal

For	Against	Abstain
52,553,785	2,498,073	32,104

The Adjournment Proposal

For	Against	Abstain
51,811,981	3,239,877	32,104

The voting results for each proposal at the Warrant Holders Meeting were as follows:

The Warrant Amendment Proposal

For	Against	Abstain
13,139,673	10,200	460

The Warrant Holders Adjournment Proposal

For	Against	Abstain
13,143,533	6,400	400

Based on the results of the General Meeting and the Warrant Holders Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Transaction Agreement (as amended, the “Transaction Agreement”), dated as of April 21, 2021, by and among Horizon, Horizon Sponsor, LLC, a Delaware limited liability company, Hoya Topco, LLC, a Delaware limited liability company, Hoya Intermediate, LLC, a Delaware limited liability company, and Vivid Seats Inc., a Delaware corporation (the “Company”), including the Merger (as defined in the Proxy Statement), are expected to be consummated on October 18, 2021 and the warrant agreement governing the Horizon warrants issued in connection with Horizon’s initial public offering will be amended and restated as set forth in the Warrant Amendment Proposal. Following the consummation of the Transactions, the common stock and warrants of the Company are expected to begin trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “SEAT” and “SEATW,” respectively, on October 19, 2021.

On October 15, 2021, Horizon issued a press release announcing the voting results of the Business Combination Proposal at the General Meeting and the Warrant Amendment Proposal at the Warrant Holders Meeting. A copy of the press release is furnished hereto as Exhibit 99.1.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a registration statement with the SEC on Form S-4, which was declared effective on September 23, 2021, and includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF HORIZON ACQUISITION CORPORATION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIVID SEATS, HORIZON AND THE BUSINESS COMBINATION. The definitive proxy statement/prospectus was mailed to shareholders of Horizon as of a record date of September 7, 2021 established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Horizon and its directors and executive officers may be deemed participants in the solicitation of proxies from Horizon’s members with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Horizon is contained in Horizon’s filings with the SEC, including Horizon’s annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021 and amended on May 10, 2021, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Horizon Acquisition Corporation, 600 Steamboat Road, Suite 200, Greenwich, CT 06830. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available. Vivid Seats and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Horizon in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the proposed business combination when available.

Caution Concerning Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Vivid Seats’ or Horizon’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure of certain closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of Vivid Seats’ shares on Nasdaq following the business combination; costs related to the business combination; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; Horizon and Vivid Seats’ ability to manage growth; Horizon and Vivid Seats’ ability to execute its business plan and meet its projections; potential litigation involving Vivid Seats or Horizon Acquisition Corporation; changes in applicable laws or regulations, particularly with respect to gaming, and general economic and market conditions impacting demand for Vivid Seats or Horizon Acquisition Corporation products and services, and in particular economic and market conditions in the entertainment/technology/software industry in the markets in which Vivid Seats and Horizon Acquisition Corporation operate; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in Horizon’s other filings with the SEC. None of Vivid Seats or Horizon Acquisition Corporation undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON ACQUISITION CORPORATION

Date: October 15, 2021	By:	/s/ Todd Boehly
	Name:	Todd Boehly
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer